Exhibit 99.03

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 1999
           Series 1998-02, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                        $    264,998.85
                                                                   -------------
        (b)    Interest                                         $  2,056,259.08
                                                                   -------------
        (c)    Total                                            $  2,321,257.93
                                                                   -------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                        $    231,907.34
                                                                   -------------
        (b)    Interest                                         $  1,804,183.94
                                                                   -------------
        (c)    Total                                            $  2,036,091.28
                                                                   -------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                        $     33,091.51
                                                                   -------------
        (b)    Interest                                         $    252,075.14
                                                                   -------------
        (c)    Total                                            $    285,166.65
                                                                   -------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                        $     69,220.55
                                                                   -------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                        $ 13,062,901.62
                                                                  --------------
        (b)    Interest                                         $     79,464.40
                                                                  --------------
        (c)    Total                                            $ 13,142,366.02
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                        $          0.00
                                                                  --------------
        (b)    Interest                                         $          0.00
                                                                  --------------
        (c)    Total                                            $          0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                        $          0.00
                                                                  --------------
        (b)    Interest                                         $          0.00
                                                                  --------------
        (c)    Total                                            $          0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                           $          0.00
                                                                   -------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during  the prior month:                                $          0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                       $321,292,126.92
                                                                 ---------------

13.     Available Funds:                                        $ 15,347,836.59
                                                                 ---------------

14.     Realized Losses for prior month:                        $          0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                   $            0.00
                                                                 ---------------

17.      Compensating Interest Payment:                       $        8,924.24
                                                                 ---------------

18.      Total interest payments:                             $    1,950,715.59
                                                                 ---------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls    Interest
Class      Interest                                Payable        Pay-out Rate
-----      --------        -------------------     -------        ------------
R     $             0.00   $              0.00   $       0.00     %0.000000000
PO    $             0.00   $              0.00   $       0.00     %0.000000000
A1    $        73,390.66   $              0.00   $  73,390.66     %6.999999538
A2    $        21,583.33   $              0.00   $  21,583.33     %6.999998919
A3    $       103,107.58   $              0.00   $ 103,107.58     %7.000000045
A4    $       143,272.50   $              0.00   $ 143,272.50     %7.000000000
A5    $       198,686.24   $              0.00   $ 198,686.24     %6.999999853
A6    $       222,520.11   $              0.00   $ 222,520.11     %6.999999886
A7    $        57,166.67   $              0.00   $  57,166.67     %7.000000408
A8    $         4,066.26   $              0.00   $   4,066.26     %7.249995561
A9    $        19,490.04   $              0.00   $  19,490.04     %6.950001410
A10   $        19,250.00   $              0.00   $  19,250.00     %7.000000000
A11   $       127,297.75   $              0.00   $ 127,297.75     %6.999999839
A12   $       850,222.25   $              0.00   $ 850,222.25     %6.999999972
M     $        45,566.74   $              0.00   $  45,566.74     %7.000000388
B1    $        26,038.14   $              0.00   $  26,038.14     %7.000001165
B2    $        13,019.07   $              0.00   $  13,019.07     %7.000001165
B3    $        13,019.07   $              0.00   $  13,019.07     %7.000001165
B4    $         3,904.57   $              0.00   $   3,904.57     %7.000008546
B5    $         9,114.61   $              0.00   $   9,114.61     %7.000003366

20.      Principal Distribution Amount:                        $  13,397,121.00
                                                                  --------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution     Accrual Amount
                                 ----------------------     --------------
        Class R                  $               0.00       $         0.00
        Class PO                 $             310.36       $         0.00
        Class A1                 $         948,076.09       $         0.00
        Class A2                 $               0.00       $         0.00
        Class A3                 $         885,339.48       $         0.00
        Class A4                 $               0.00       $         0.00
        Class A5                 $               0.00       $         0.00
        Class A6                 $       3,026,807.65       $         0.00
        Class A7                 $               0.00       $         0.00
        Class A8                 $          37,836.81       $         0.00
        Class A9                 $         189,184.22       $         0.00
        Class A10                $               0.00       $         0.00
        Class A11                $          17,276.08       $         0.00
        Class A12                $       8,277,271.91       $         0.00
        Class SUP                $               0.00       $         0.00
        Class M                  $           6,184.04       $         0.00
        Class B1                 $           3,533.74       $         0.00
        Class B2                 $           1,766.87       $         0.00
        Class B3                 $           1,766.87       $         0.00
        Class B4                 $             529.90       $         0.00
        Class B5                 $           1,236.98       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                            $              0.00
                                                               -----------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                            $              0.00
                                                               -----------------

24.     Subordinate Certificate Writedown Amount:           $              0.00
                                                               -----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                           $              0.00
                                                               -----------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $     67,255.30
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    119,082.79
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 94.327098     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  5.672902
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            ----------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations